Exhibit 10.86
POST-CLOSING AGREEMENT

POST-CLOSING AGREEMENT ("Agreement") dated this 7th day of August, 2007, with respect to the Loan and Security Agreement, dated this 7th day of August, 2007 ("Loan Agreement") by and between EMAGIN CORPORATION, a Delaware corporation, with its principal place of business located at 10500 N.E. 8th Street, Suite 1400, Bellevue, Washington 98004 ("Borrower"), and MORIAH CAPITAL, L.P., a Delaware limited partnership with offices at 685 Fifth Avenue, New York, New York 10022 ("Lender").  Capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement.

R E C I T A L S:

WHEREAS, the parties have entered into the Loan Agreement on the date hereof, and

WHEREAS, to facilitate the closing of the transactions contemplated by the Loan Agreement, Lender has entered into the Loan Agreement in reliance on Borrower�s undertaking to satisfy the conditions set forth herein; and

WHEREAS, Borrower has agreed to satisfy the conditions set forth herein within the time periods set forth herein;

NOW, THEREFORE, the parties agree as follows:

1) Landlord Agreements.  Within thirty (30) days of the date hereof, Borrower shall provide Lender with (a) that certain landlord agreement in the form attached hereto executed by Borrower, CapGemeni U.S. LLC, and Bellevue Place Office Building Limited Partnership and (b) that certain landlord agreement in the form attached hereto executed by Borrower and International Business Machines Corporation.

2) Intellectual Property Security and Pledge Agreements  Within ten (10) Business Days of being provided with patent and trademark security and pledge agreements in form and substance not inconsistent with the existing security and pledge agreements executed by Borrower in favor of Alexandra Global Master Fund Ltd. (with the sole exception that such agreements shall be subordinate to the existing assignment agreements executed by Borrower in favor of Alexandra Global Master Fund Ltd.), Borrower shall execute and deliver such agreements to Lender.

3) Lockbox Agreement.  Within thirty (30) days of the date hereof, Borrower shall provide Lender with that certain lockbox agreement substantially in the form attached hereto executed by Borrower and HSBC Bank USA, National Association.

4) Event of Default; No Other Waiver; Counterparts.  Borrower's failure to timely comply with any of the foregoing covenants shall constitute an Event of Default under the Loan Agreement.  Except as expressly set forth herein, nothing contained herein shall act as a waiver or excuse of performance of any Obligations.  This Agreement may be executed in counterparts, including facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, this Post-Closing Agreement has been duly executed as of the day and year first above written.

EMAGIN CORPORATION

By:	/s/
Name
Title

MORIAH CAPITAL L.P.

By:	Moriah Capital Management, L.P.,
General Partner

By:	Moriah Capital Management, GP, LLC,
General Partner

By:	/s/
Name
Title

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